                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) October 27, 1998


                                 Synopsys, Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                   000-19807                56-154236
------------------------------       -------------         ---------------------
 (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)


         700 East Middlefield Road, Mountain View, California 94043-4033
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (650) 962-5000


                                 Not applicable
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          (Former name or former address, if changed since last report)




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ITEM 5.       Other Events

              On October 27, 1998, Synopsys, Inc. (the "Company") issued a press release announcing its financial results for the quarter and fiscal year ended September 30, 1998. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (a)     Exhibits.

                      Exhibit No.           Description
                      -----------           -----------
                      99.1                  Press release of the Company, dated
                                            October 27, 1998, relating to the
                                            financial results for the quarter
                                            and fiscal year ended September 30,
                                            1998.







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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             SYNOPSYS, INC.



Dated:  November 16, 1998                    By:  /s/ Steven K. Shevick
                                                 ------------------------------
                                                  Steven K. Shevick
                                                  Assistant Corporate Secretary




















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

                                 EXHIBIT INDEX



Exhibit No.           Description
-----------           -----------
99.1                  Press release of the Company, dated October 27, 1998,
                      relating to the financial results for the quarter and
                      fiscal year ended September 30, 1998.
